Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   5.37%
August, 2000   5.44%
July, 2000   5.87%
June, 2000   4.80%


Cash Yield19.12%


Investor Charge Offs 4.51%


Base Rate 9.16%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,039,606,300.19